SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 29, 2003

BUFFETS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-98301	41-1462294
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1460 Buffet Way
Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (651) 994-8608

NOT APPLICABLE

        (Former name or former address, if changed since last report)

      Item 7. Financial Statements and Exhibits

      (c) Exhibits

            Exhibit 99.1 Press Release of Buffets, Inc., dated October 29, 2003.

      Item 12. Results of Operations and Financial Condition

             On October 29, 2003, Buffets, Inc. issued a press release announcing its first quarter results for fiscal 2004. The press release also reports same store sales guidance for the second quarter of 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing.

             The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS

             This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are identified in the "Risk Factors/Forward-Looking Statements" section contained in Buffets' Form 10-K filed with the Securities and Exchange Commission on September 30, 2003.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 29, 2003

BUFFETS, INC.
By:	/s/ R. Michael Andrews, Jr.

Name:	R. Michael Andrews, Jr.
Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Buffets, Inc., dated October 29, 2003.